SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT, dated as of April 27, 2004 (this “Second Amendment”), to the Credit Agreement, dated as of December 23, 2003 (as amended by the First Amendment, dated February 25, 2004, and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”), among NRG ENERGY, INC., a Delaware corporation (the “Company”), NRG POWER MARKETING INC., a Delaware corporation (“NRG Power Marketing” and, together with the Company, the “Borrowers”), the LENDERS from time to time party thereto, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and LEHMAN BROTHERS INC., as joint lead book runners and joint lead arrangers (in such capacities, collectively, the “Arrangers”), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the “Syndication Agent”), and GENERAL ELECTRIC CAPITAL CORPORATION, as revolver agent (in such capacity and together with its successors, the “Revolver Agent”).

W I T N E S S E T H:

WHEREAS, the Company, NRG Power Marketing and the Administrative Agent, among others, are parties to the Credit Agreement;

WHEREAS, the Company and NRG Power Marketing have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this Second Amendment; and

WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the proper alphabetical order:

“Permitted Joint Venture Transaction” shall mean any transaction on terms and conditions not less favorable to the Company and the relevant Subsidiary or Subsidiaries than could be obtained on an arm’s-length basis from unrelated third parties in which the Company and/or any Subsidiary or Subsidiaries shall enter into a joint venture agreement with an Affiliate of MatlinPatterson Global Advisers LLC (other than MatlinPatterson Global Opportunities Partners, L.P. and MatlinPatterson Global Opportunities Partners (Cayman), L.P.) for the formation of a new joint venture, which joint venture will thereafter acquire, own and operate power generation assets.”

     3. Amendment to Section 6.07 (Affiliate Transactions). Section 6.07 of the Credit Agreement is hereby amended by adding the following words at the end of clause (f) thereof:

     “and any Permitted Joint Venture Transaction.”

     4. Representations and Warranties. In order to induce the other parties hereto to enter into this Second Amendment, each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Second Amendment: (a) the representations and warranties set forth in each Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Second Amendment and (b) no Event of Default or Default shall have occurred and be continuing.

     5. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:

(a)	The Administrative Agent shall have received duly executed and delivered counterparts of this Second Amendment that, when taken together, bear the signatures of each of the Borrowers and the Required Lenders.

(b)	The Company shall have paid to the Administrative Agent for the pro rata account of each Lender that shall execute and deliver a signature page approving this Second Amendment on or before 5:00 p.m. (New York City time) on April 27, 2004 a fee in an amount equal to 0.05% of the aggregate Commitments and outstanding Term Loans of such Lender under the Credit Agreement. The Company shall have paid to the Administrative Agent all other outstanding fees, costs and expenses owing to the Administrative Agent as of such date.

(c)	The Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

     6. Continuing Effect; No Other Amendments. Except as expressly set forth in this Second Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrowers shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose. This Second Amendment shall constitute a Loan Document.

     7. Expenses. The Borrowers jointly and severally agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution and delivery of this

Second Amendment, and any other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of IntraLinks.

     8. Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. The execution and delivery of this Second Amendment by the Borrowers, the Lenders party hereto and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.

     9. Effect of Amendment. On the Second Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this Second Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the Second Amendment Effective Date; (b) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Second Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and secure the payment of the “Obligations”.

     10. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

NRG ENERGY, INC.

By:

Name:
Title:

NRG POWER MARKETING INC.

By:

Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent,

By:

Name:
Title:

By:

Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Revolver Agent, Issuing Bank and Swingline Lender

By:

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF APRIL    , 2004, TO THE NRG ENERGY, INC. AND NRG POWER MARKETING INC. CREDIT AGREEMENT DATED AS OF DECEMBER 23, 2003, AS AMENDED

To Approve the Second Amendment:
Name of Institution:

By:

Name:
Title: